Exhibit 10.17

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this “Guaranty”) is entered into as of January 1, 2020, by FIVE STAR SENIOR LIVING INC., a Maryland corporation (“Guarantor”), for the benefit of the parties identified as the SNH Parties on Schedule 1 attached hereto and made a part hereof (each an “SNH Party”).
W I T N E S S E T H :
WHEREAS, Guarantor and Senior Housing Properties Trust (“SNH”), the ultimate corporate parent of each SNH Party, have entered into that certain Transaction Agreement, dated as of April 1, 2019 (as amended from time to time, the “Transaction Agreement”); and
WHEREAS, pursuant to the Transaction Agreement, FVE Managers, Inc. (“Manager”), a wholly owned subsidiary of Guarantor, and each SNH Party have entered into one or more Management Agreements as further identified on Schedule 2 attached hereto and made a part hereof (together with any additional management agreements contemplated by Section 22 and as amended from time to time, each a “Management Agreement” and, collectively, the “Management Agreements”); and
WHEREAS, the transactions contemplated by the Transaction Agreement and the Management Agreements are of direct material benefit to the Guarantor; and
WHEREAS, pursuant to the Transaction Agreement, Guarantor has agreed to guarantee the payment and performance of Manager’s obligations to each SNH Party under the applicable Management Agreements, subject to the terms and provisions of this Guaranty;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:
1.    Certain Terms. Capitalized terms used and not otherwise defined in this Guaranty shall have the meanings ascribed to such terms in the Management Agreements.
2.    Guaranteed Obligations. For purposes of this Guaranty the term “Guaranteed Obligations” shall mean the payment and performance of each and every obligation of Manager to each SNH Party under each Management Agreement or relating thereto, whether now existing or hereafter arising.
3.    Representations and Covenants. Guarantor represents, warrants, covenants, and agrees that:
(a)    Performance of Covenants and Agreements. Guarantor shall take all lawful action in its power to cause Manager duly and punctually to perform all of its covenants and agreements set forth in the Management Agreements.
(b)    Validity of Agreement. Guarantor has duly and validly executed and delivered this Guaranty; this Guaranty constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as the enforceability thereof may be subject to bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and subject to general equitable principles, regardless of whether enforceability is considered in a proceeding at law or in equity; and the execution, delivery and performance of this Guaranty have been duly authorized by all requisite action of Guarantor and such execution, delivery and performance by Guarantor will not result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of Guarantor pursuant to the terms of, any indenture, mortgage, deed of trust, note, other evidence of indebtedness, agreement or other instrument to which it may be a party or by which it or any of its property or assets may be bound, or violate any provision of law, or any applicable order, writ, injunction, judgment or decree of any court or any order or other public regulation of any governmental commission, bureau or administrative agency.
(c)    Payment of Expenses. Guarantor agrees, as principal obligor and not as guarantor only, to pay to each SNH Party forthwith, upon demand, in immediately available federal funds, all costs and expenses (including reasonable attorneys’ fees and disbursements) incurred or expended by such SNH Party in connection with the enforcement of this Guaranty, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment at the Interest Rate. Guarantor’s covenants and agreements set forth in this Section 3(c) shall survive the termination of this Guaranty.
(d)    Notices. Guarantor shall promptly give notice to each SNH Party of any event known to it which might reasonably result in a material adverse change in its financial condition.
(e)    Books and Records. Guarantor shall at all times keep proper books of record and account in which full, true and correct entries shall be made of its transactions in accordance with GAAP and shall set aside on its books from its earnings for each fiscal year all such proper reserves, including reserves for depreciation, depletion, obsolescence and amortization of its properties during such fiscal year, as shall be required in accordance with generally accepted accounting principles, consistently applied, in connection with its business. Guarantor shall permit access by each SNH Party and its agents to the books and records maintained by Guarantor during normal business hours and upon reasonable notice. Any proprietary information obtained by any SNH Party with respect to Guarantor pursuant to the provisions of this Guaranty shall be treated as confidential, except that such information may be disclosed or used, subject to appropriate confidentiality safeguards, pursuant to any court order or in any litigation between the parties and except further that each SNH Party may disclose such information to its prospective lenders, provided that such SNH Party shall direct such lenders to maintain such information as confidential.
(f)    Taxes, Etc. Guarantor shall pay and discharge promptly as they become due and payable all taxes, assessments and other governmental charges or levies imposed upon Guarantor or the income of Guarantor or upon any of the property, real, personal or mixed, of Guarantor, or upon any part thereof, as well as all claims of any kind (including claims for labor, materials and supplies) which, if unpaid, might by law become a lien or charge upon any property and result in a material adverse change in the financial condition of Guarantor; provided, however, that Guarantor shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings or other appropriate actions promptly initiated and diligently conducted and if Guarantor shall have set aside on its books such reserves of Guarantor, if any, with respect thereto as are required by generally accepted accounting principles.
(g)    Legal Existence of Guarantor. Guarantor shall do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence.

(h)    Compliance. Guarantor shall use reasonable business efforts to comply in all material respects with all applicable statutes, rules, regulations and orders of, and all applicable restrictions imposed by, all governmental authorities in respect of the conduct of its business and the ownership of its property (including, without limitation, applicable statutes, rules, regulations, orders and restrictions relating to environmental, safety and other similar standards or controls).
(i)    Insurance. Guarantor shall maintain, with financially sound and reputable insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by owners of established reputation engaged in the same or similar businesses and similarly situated, in such amounts and by such methods as shall be customary for such owners and deemed adequate by Guarantor.
(j)    No Change in Control. Guarantor shall not permit the occurrence of any direct or indirect Change in Control of Manager or Guarantor without the consent of SNH, which consent shall be deemed granted if SNH votes any of its shares in Guarantor in favor of any action or transaction that would constitute a Change in Control.
4.    Guarantee. Guarantor hereby unconditionally guarantees that the Guaranteed Obligations which are monetary obligations shall be paid in full when due and payable, whether upon demand, at the stated or accelerated maturity thereof pursuant to any Management Agreement, or otherwise, and that the Guaranteed Obligations which are performance obligations shall be fully performed at the times and in the manner such performance is required by the Management Agreements. With respect to the Guaranteed Obligations which are monetary obligations, this guarantee is a guarantee of payment and not of collectability and is absolute and in no way conditional or contingent. In case any part of the Guaranteed Obligations shall not have been paid when due and payable or performed at the time performance is required, Guarantor shall, in the case of monetary obligations, within five (5) Business Days after receipt of notice from any SNH Party, pay or cause to be paid to such SNH Party the amount thereof as is then due and payable and unpaid (including interest and other charges, if any, due thereon through the date of payment in accordance with the applicable provisions of the Management Agreements) or, in the case of non-monetary obligations, perform or cause to be performed such obligations in accordance with the Management Agreements.
5.    Set-Off. Guarantor hereby authorizes SNH and each SNH Party, at any time and without notice, to set off the whole or any portion or portions of any or all sums credited by or due from SNH or such SNH Party to it against amounts payable under this Guaranty. SNH and each SNH Party shall promptly notify Guarantor of any such set-off made by SNH or such SNH Party and the application made by SNH or such SNH Party of the proceeds thereof.
6.    Unenforceability of Guaranteed Obligations, Etc. If Manager is for any reason under no legal obligation to discharge any of the Guaranteed Obligations (other than because the same have been previously discharged in accordance with the terms of the applicable Management Agreements), or if any other moneys included in the Guaranteed Obligations have become unrecoverable from Manager by operation of law or for any other reason, including, without limitation, the invalidity or irregularity in whole or in part of any Guaranteed Obligation or any limitation on the liability of Manager thereunder not contemplated by the Management Agreements or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever, the guarantees contained in this Guaranty shall nevertheless remain in full force and effect and shall be binding upon Guarantor to the same extent as if Guarantor at all times had been the principal debtor on all such Guaranteed Obligations.

7.    Additional Guarantees. This Guaranty shall be in addition to any other guarantee or other security for the Guaranteed Obligations and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guarantee or security or by any waiver, amendment, release or modification thereof.
8.    Consents and Waivers, Etc. Guarantor hereby acknowledges receipt of correct and complete copies of each Management Agreement set forth on Schedule 2, and consents to all of the terms and provisions thereof, as the same may be from time to time hereafter amended or changed in accordance with the terms and conditions thereof, and, except as otherwise provided herein, to the maximum extent permitted by applicable law, waives (a) presentment, demand for payment, and protest of nonpayment, of any principal of or interest on any of the Guaranteed Obligations, (b) notice of acceptance of this Guaranty and of diligence, presentment, demand and protest, (c) notice of any default hereunder and any default, breach or nonperformance or Event of Default under any of the Guaranteed Obligations or the Management Agreements, (d) notice of the terms, time and place of any private or public sale of any collateral held as security for the Guaranteed Obligations, (e) demand for performance or observance of, and any enforcement of any provision of, or any pursuit or exhaustion of rights or remedies against Manager or any other guarantor of the Guaranteed Obligations, under or pursuant to any Management Agreement, or any agreement directly or indirectly relating thereto and any requirements of diligence or promptness on the part of the holders of the Guaranteed Obligations in connection therewith, and (f) to the extent Guarantor lawfully may do so, any and all demands and notices of every kind and description with respect to the foregoing or which may be required to be given by any statute or rule of law and any defense of any kind which it may now or hereafter have with respect to this Guaranty, or any Management Agreement or the Guaranteed Obligations (other than that the same have been discharged in accordance with the Management Agreements).
9.    No Impairment, Etc. The obligations, covenants, agreements and duties of Guarantor under this Guaranty shall not be affected or impaired by any assignment or transfer in whole or in part of any of the Guaranteed Obligations without notice to Guarantor, or any waiver by any SNH Party or any holder of any of the Guaranteed Obligations or by the holders of all of the Guaranteed Obligations of the performance or observance by Manager or any other guarantor of any of the agreements, covenants, terms or conditions contained in the Guaranteed Obligations or the Management Agreements or any indulgence in or the extension of the time for payment by Manager or any other guarantor of any amounts payable under or in connection with the Guaranteed Obligations or the Management Agreements or any other instrument or agreement relating to the Guaranteed Obligations or of the time for performance by Manager or any other guarantor of any other obligations under or arising out of any of the foregoing or the extension or renewal thereof (except that with respect to any extension of time for payment or performance of any of the Guaranteed Obligations granted by any SNH Party or any other holder of such Guaranteed Obligations to Manager, Guarantor’s obligations to pay or perform such Guaranteed Obligation shall be subject to the same extension of time for performance), or the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of Manager or any other guarantor set forth in any of the foregoing, or the voluntary or involuntary sale or other disposition of all or substantially all of the assets of Manager or any other guarantor or insolvency, bankruptcy, or other similar proceedings affecting Manager or any other guarantor or any assets of Manager or any such other guarantor, or the release or discharge of Manager or any such other guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of the foregoing without the consent of the holders of the Guaranteed Obligations by operation of law, or any other cause, whether similar or dissimilar to the foregoing.

10.    Reimbursement, Subrogation, Etc. Guarantor hereby covenants and agrees that it will not enforce or otherwise exercise any rights of reimbursement, subrogation, contribution or other similar rights against Manager (or any other person against whom any SNH Party may proceed) with respect to the Guaranteed Obligations prior to the payment in full of all amounts owing with respect to the Management Agreements, and until all indebtedness of Manager to each SNH Party shall have been paid in full, Guarantor shall not have any right of subrogation, and Guarantor waives any defense it may have based upon any election of remedies by any SNH Party which destroys its subrogation rights or its rights to proceed against Manager for reimbursement, including, without limitation, any loss of rights Guarantor may suffer by reason of any rights, powers or remedies of Manager in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging the indebtedness to any SNH Party. Until all obligations of Manager pursuant to the Management Agreements shall have been paid and satisfied in full, Guarantor further waives any right to enforce any remedy which any SNH Party now has or may in the future have against Manager, any other guarantor or any other person and any benefit of, or any right to participate in, any security whatsoever now or in the future held by any SNH Party.
11.    Defeasance. This Guaranty shall terminate at such time as the Guaranteed Obligations have been paid and performed in full and all other obligations of Guarantor to each SNH Party under this Guaranty have been satisfied in full; provided, however, if at any time, all or any part of any payment applied on account of the Guaranteed Obligations is or must be rescinded or returned for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Manager), this Guaranty, to the extent such payment is or must be rescinded or returned, shall be deemed to have continued in existence notwithstanding any such termination.
12.    Notices.
(a)    Methods of Delivery. Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Guaranty shall be deemed adequately given if in writing and the same shall be delivered either in hand, by e-mail with written acknowledgment of receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier). Any notice sent by or delivered to any SNH Party shall automatically be deemed to have been simultaneously sent by or delivered to each SNH Party.
(b)    Timing of Delivery. All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Guaranty upon the date of acknowledged receipt, in the case of a notice by e-mail, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Guaranty a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

(c)     Addresses. All such notices shall be addressed,
if to any SNH Party to:
c/o Senior Housing Properties Trust
Two Newton Place
255 Washington Street, Suite 300
Newton, Massachusetts 02458
Attn: Ms. Jennifer F. Francis
e-mail: jfrancis@rmrgroup.com
if to Guarantor to:
Five Star Senior Living Inc.
400 Centre Street
Newton, Massachusetts 02458
Attn: Ms. Katherine E. Potter
e-mail: kpotter@5ssl.com
(d)     Change of Addresses. By notice given as herein provided, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Guaranty to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.
13.    Successors and Assigns. Whenever in this Guaranty any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, including without limitation the holders, from time to time, of the Guaranteed Obligations; and all representations, warranties, covenants and agreements by or on behalf of Guarantor which are contained in this Guaranty shall inure to the benefit of each SNH Party’s successors and assigns, including without limitation said holders, whether so expressed or not.
14.    Applicable Law. Except as to matters regarding the internal affairs of any SNH Party and issues of or limitations on any personal liability of the shareholders of any SNH Party for obligations of such SNH Party, as to which the laws of the state of such SNH Party’s organization shall govern, this Guaranty shall be interpreted, construed, applied and enforced in accordance with the laws of the State of Maryland applicable to contracts between residents of Maryland which are to be performed entirely within Maryland, regardless of (a) where any such instrument is executed or delivered; or (b) where any payment or other performance required by any such instrument is made or required to be made; or (c) where any breach of any provision of any such instrument occurs, or any cause of action otherwise accrues; or (d) where any action or other proceeding is instituted or pending; or (e) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (f) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than the State of Maryland; or (g) any combination of the foregoing.
15.    Disputes.
(a)    Disputes. Any disputes, claims or controversies between the parties (i) arising out of or relating to this Guaranty, or (ii) brought by or on behalf of any shareholder of any party or a direct or indirect parent of a party (which, for purposes of this Section 15, shall mean any shareholder of record or any beneficial owner of shares of any party, or any former shareholder of record or beneficial owner of shares of any party), either on his, her or its own behalf, on behalf of any party or on behalf of any series or class of shares of any party or shareholders of any party against any party or any member, trustee, director, officer, manager (including The RMR Group LLC or its successor), agent or employee of any party, including disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of this Guaranty, including this arbitration provision, or the declarations of trust, limited liability company agreements, charters, bylaws or other governing documents of any party hereto (all of which are referred to as “Disputes”), or relating in any way to such a Dispute or Disputes shall, on the demand of any party to such Dispute be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”) then in effect, except as those Rules may be modified in this Section 15. For the avoidance of doubt, and not as a limitation, Disputes are intended to include derivative actions against trustees, directors, officers or managers of any party and class actions by a shareholder against those individuals or entities and any party. For the avoidance of doubt, a Dispute shall include a Dispute made derivatively on behalf of one party against another party. For purposes of this Section 15, the term “party” shall include any direct or indirect parent of a party.
(b)    Selection of Arbitrators. There shall be three (3) arbitrators. If there are only two (2) parties to the Dispute, each party shall select one arbitrator within fifteen (15) days after receipt of a demand for arbitration. Such arbitrators may be affiliated or interested persons of such parties. If there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one arbitrator within fifteen (15) days after receipt of a demand for arbitration. Such arbitrators may be affiliated or interested persons of the claimants or the respondents, as the case may be. If either a claimant (or all claimants) or a respondent (or all respondents) fail to timely select an arbitrator, then the party (or parties) who has selected an arbitrator may request the AAA to provide a list of three (3) proposed arbitrators in accordance with the Rules (each of whom shall be neutral, impartial and unaffiliated with any party) and the party (or parties) that failed to timely appoint an arbitrator shall have ten (10) days from the date the AAA provides such list to select one of the three (3) arbitrators proposed by AAA. If such party (or parties) fail to select such arbitrator by such time, the party (or parties) who have appointed the first arbitrator shall then have ten (10) days to select one of the three (3) arbitrators proposed by AAA to be the second arbitrator; and, if he/they should fail to select such arbitrator by such time, the AAA shall select, within fifteen (15) days thereafter, one of the three (3) arbitrators it had proposed as the second arbitrator. The two (2) arbitrators so appointed shall jointly appoint the third and presiding arbitrator (who shall be neutral, impartial and unaffiliated with any party) within fifteen (15) days of the appointment of the second arbitrator. If the third arbitrator has not been appointed within the time limit specified herein, then the AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by the AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause.
(c)    Location of Arbitration. The place of arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties.
(d)    Scope of Discovery. There shall be only limited documentary discovery of documents directly related to the issues in dispute, as may be ordered by the arbitrators. For the avoidance of doubt, it is intended that there shall be no depositions and no other discovery other than limited documentary discovery as described in the preceding sentence.
(e)    Arbitration Award. In rendering an award or decision (the “Arbitration Award”), the arbitrators shall be required to follow the laws of the State of Maryland. Any arbitration proceedings or Arbitration Award rendered hereunder and the validity, effect and interpretation of this arbitration provision shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq. The Arbitration Award shall be in writing and may, but shall not be required to, briefly state the findings of fact and conclusions of law on which it is based. Any monetary Arbitration Award shall be made and payable in U.S. dollars free of any tax, deduction or offset. Subject to Section 15(h), each party against which an Arbitration Award assesses a monetary obligation shall pay that obligation on or before the thirtieth (30th) day following the date of such Arbitration Award or such other date as such Arbitration Award may provide.
(f)    Costs. Except to the extent expressly provided by this Guaranty or as otherwise agreed by the parties, to the maximum extent permitted by Maryland law, each party involved in a Dispute shall bear its own costs and expenses (including attorneys’ fees), and the arbitrators shall not render an Arbitration Award that would include shifting of any such costs or expenses (including attorneys’ fees) or, in a derivative case or class action, award any portion of a party’s Arbitration Award to the claimant or the claimant’s attorneys. Each party (or, if there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, respectively) shall bear the costs and expenses of its (or their) selected arbitrator and the parties (or, if there are more than two (2) parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand) shall equally bear the costs and expenses of the third (3rd) appointed arbitrator.
(g)    Appeals. Notwithstanding any language to the contrary in this Agreement, any Arbitration Award, including but not limited to any interim Arbitration Award, may be appealed pursuant to the AAA’s Optional Appellate Arbitration Rules (“Appellate Rules”). An Arbitration Award shall not be considered final until after the time for filing the notice of appeal pursuant to the Appellate Rules has expired. Appeals must be initiated within thirty (30) days of receipt of an Arbitration Award by filing a notice of appeal with any AAA office. Following the appeal process, the decision rendered by the appeal tribunal may be entered in any court having jurisdiction thereof. For the avoidance of doubt, and despite any contrary provision of the Appellate Rules, the above paragraph relating to costs and expenses shall apply to any appeal pursuant to this Section 15(g) and the appeal tribunal shall not render an Arbitration Award that would include shifting of any costs or expenses (including attorneys’ fees) of any party.
(h)    Final Judgment. Following the expiration of the time for filing the notice of appeal, or the conclusion of the appeal process set forth in Section 15(g), an Arbitration Award shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between those parties relating to the Dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators. Judgment upon an Arbitration Award may be entered in any court having jurisdiction. To the fullest extent permitted by law, no application or appeal to any court of competent jurisdiction may be made in connection with any question of law arising in the course of arbitration or with respect to any Arbitration Award made, except for actions relating to enforcement of this Section 15 or any arbitral award issued hereunder, and except for actions seeking interim or other provisional relief in aid of arbitration proceedings in any court of competent jurisdiction.
(i)    Intended Beneficiaries. This Section 15 is intended to benefit and be enforceable by the parties and their respective shareholders, members, direct and indirect parents, trustees, directors, officers, managers (including The RMR Group Inc. and The RMR Group LLC), agents or employees of any party and their respective successors and assigns and shall be binding on the shareholders of any party and the parties, as applicable, and shall be in addition to, and not in substitution for, any other rights to indemnification or contribution that such individuals or entities may have by contract or otherwise.
16.    Modification of Agreement. No modification or waiver of any provision of this Guaranty, nor any consent to any departure by Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by any SNH Party against whom enforcement of such modification, waiver or consent is sought, and such modification, waiver or consent shall be effective only in the specific instances and for the purpose for which given. No notice to or demand on Guarantor in any case shall entitle Guarantor to any other or further notice or demand in the same, similar or other circumstances. This Guaranty may not be amended except by an instrument in writing executed by or on behalf of the party against whom enforcement of such amendment is sought.
17.    Waiver of Rights by SNH Parties. Neither any failure nor any delay on any SNH Party’s part in exercising any right, power or privilege under this Guaranty shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege.
18.    Severability. In case any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, but this Guaranty shall be reformed and construed and enforced to the maximum extent permitted by applicable law.
19.    Entire Contract. This Guaranty constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof.
20.    Headings; Counterparts. Headings in this Guaranty are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Guaranty may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument, and in pleading or proving any provision of this Guaranty, it shall not be necessary to produce more than one of such counterparts.
21.    Remedies Cumulative. No remedy herein conferred upon any SNH Party is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.
22.    Additional Management Agreements. Except as otherwise expressly agreed by the parties hereto, if Manager (or any other Affiliate of Guarantor) and any SNH Party (or any other Affiliate of SNH) shall enter into a new management agreement with respect to any senior living facility after the date of this Guaranty, then (a) such management agreement shall automatically be deemed to be a Management Agreement under this Guaranty, (b) the manager under such management agreement shall automatically be deemed a Manager under this Guaranty (if it is not already a Manager), (c) the SNH Party or other Affiliate of SNH shall automatically be deemed an SNH Party under this Agreement (if it is not already an SNH Party) and (d) the Guaranteed Obligations shall include all obligations of such Manager to such SNH Party under such Management Agreement. Furthermore, upon the request of any SNH Party, Guarantor shall execute an amended and restated Schedule 1 or Schedule 2 to this Guaranty to reflect such additional parties and/or Management Agreements, but Guarantor’s failure to execute any such amended and restated Schedules shall not diminish or impair the automatic application of this Section 22.
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WITNESS the execution hereof under seal as of the date above first written.
GUARANTOR:

FIVE STAR SENIOR LIVING INC.,
a Maryland corporation

By: /s/ Katherine E. Potter
Katherine E. Potter
President and Chief Executive Officer

[Signature Page to Guaranty Agreement]

SCHEDULE 1

SNH PARTIES

SNH AL AIMO TENANT, INC.
SNH AL AIMO TENANT II, INC.
SNH AL CRIMSON TENANT INC.
SNH AL CUMMING TENANT LLC
SNH AL GEORGIA TENANT LLC
SNH AL TRS, INC.
SNH AL WILMINGTON TENANT INC.
SNH AZ TENANT LLC
SNH BAMA TENANT LLC
SNH BRFL TENANT LLC
SNH CAL TENANT LLC
SNH CALI TENANT LLC
SNH CCMD TENANT LLC
SNH CO TENANT LLC
SNH DEL TENANT LLC
SNH DERBY TENANT LLC
SNH FLA TENANT LLC
SNH GEORGIA TENANT LLC
SNH GRANITE GATE TENANT LLC
SNH GRANITE GATE LANDS TENANT LLC
SNH GROVE PARK TENANT LLC
SNH INDY TENANT LLC
SNH LINCOLN TENANT LLC
SNH LONGHORN TENANT LLC
SNH MASS TENANT LLC
SNH MD TENANT LLC
SHH MO TENANT LLC
SNH NC TENANT LLC
SNH NEB TENANT LLC
SNH NJ TENANT LLC
SNH NORTHWOODS TENANT LLC
SNH NM TENANT LLC
SNH OHIO TENANT LLC
SNH OMISS TENANT LLC
SNH PARK PLACE TENANT I LLC
SNH PARK PLACE TENANT II LLC
SNH PENN TENANT LLC
SNH PLFL TENANT LLC
SNH SC TENANT LLC
SNH SE ASHLEY RIVER TENANT LLC
SNH SE BARRINGTON BOYNTON TENANT LLC
SNH SE BURLINGTON TENANT LLC
SNH SE DANIEL ISLAND TENANT LLC

Schedule 1-1

SNH SE HABERSHAM SAVANNAH TENANT LLC
SNH SE HOLLY HILL TENANT LLC
SNH SE KINGS MTN TENANT LLC
SNH SE MOORESVILLE TENANT LLC
SNH SE N. MYRTLE BEACH TENANT LLC
SNH SE SG TENANT LLC
SNH SE TENANT TRS, INC.
SNH TEANECK TENANT LLC
SNH TELLICO TENANT LLC
SNH TENN TENANT LLC
SNH TOTO TENANT LLC
SNH VA TENANT LLC
SNH VIKING TENANT LLC
SNH WIS TENANT LLC
SNH WY TENANT LLC
SNH YONKERS TENANT INC.

Schedule 1-2

SCHEDULE 2

MANAGEMENT AGREEMENTS

1.	Management Agreement for Morningside of Nevada, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AL AIMO Tenant II, Inc.

2.	Management Agreement for Morningside of Fayetteville, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AL AIMO Tenant, Inc.

3.	Management Agreement for Morningside of Springdale, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AL AIMO Tenant, Inc.

4.	Management Agreement for Morningside of Pekin, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AL AIMO Tenant, Inc.

5.	Management Agreement for Morningside of Sterling, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AL AIMO Tenant, Inc.

6.	Management Agreement for Morningside of Branson, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AL AIMO Tenant, Inc.

7.	Management Agreement for Morningside of Springfield, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AL AIMO Tenant, Inc.

8.	Management Agreement for Morningside of Jonesboro, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AL AIMO Tenant, Inc.

9.	Management Agreement for Morningside of Washington, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AL AIMO Tenant, Inc.

10.	Management Agreement for Morningside of Chesterfield Village, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AL AIMO Tenant, Inc.

11.	Management Agreement for Morningside of Vestavia Hills, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AL Crimson Tenant Inc.

12.	Management Agreement for Gardens of Shiloh Point, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AL Cumming Tenant LLC.

13.	Management Agreement for Morningside of Alpharetta, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AL Georgia Tenant LLC.

14.	Management Agreement for Eagles Landing Senior Living, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AL Georgia Tenant LLC.

15.	Management Agreement for Gardens of Fayetteville, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AL Georgia Tenant LLC.

16.	Management Agreement for Gardens of Gainesville, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AL Georgia Tenant LLC.

17.	Management Agreement for Amber Ridge Memory Care, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AL TRS, Inc.

18.	Management Agreement for The Lodge Assisted Living and Memory Care, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AL TRS, Inc.

19.	Management Agreement for Morningside of Godfrey, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AL TRS, Inc.

20.	Management Agreement for Amber Ridge Assisted Living, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AL TRS, Inc.

21.	Management Agreement for Five Star Residences of Dayton Place, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AL TRS, Inc.

22.	Management Agreement for The Forum at Town Center, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AL TRS, Inc.

Schedule 2-1

23.	Management Agreement for Morningside of Wilmington, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AL Wilmington Tenant Inc.

24.	Management Agreement for The Forum at Desert Harbor, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AZ Tenant LLC.

25.	Management Agreement for The Forum at Tucson, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AZ Tenant LLC.

26.
Management Agreement for The Forum at Pueblo Norte (including Pueblo Norte Senior Living Community and Forum Pueblo Norte Assisted Living), dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH AZ Tenant LLC.

27.	Management Agreement for Morningside of Cullman, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH BAMA Tenant LLC.

28.	Management Agreement for Morningside of Madison, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH BAMA Tenant LLC.

29.	Management Agreement for Morningside of Sheffield, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH BAMA Tenant LLC.

30.	Management Agreement for Morningside of Riverchase (f/k/a. Ashton Gables in Riverchase), dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH BAMA Tenant LLC.

31.	Management Agreement for Lakeview Estates, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH BAMA Tenant LLC.

32.	Management Agreement for Five Star Premier Residences of Boca Raton, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH BRFL Tenant LLC.

33.	Management Agreement for Somerford Place - Encinitas, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH CAL Tenant LLC.

34.	Management Agreement for Leisure Pointe, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH CAL Tenant LLC.

35.	Management Agreement for Somerford Place - Fresno, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH CAL Tenant LLC.

36.	Management Agreement for Somerford Place - Redlands, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH CAL Tenant LLC.

37.	Management Agreement for Somerford Place - Roseville, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH CAL Tenant LLC.

38.	Management Agreement for Rio Las Palmas, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH CAL Tenant LLC.

39.	Management Agreement for Remington Club (including Remington Club I & II and Remington Club Health Center), dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH CAL Tenant LLC.

40.	Management Agreement for Somerford Place - Stockton, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH CAL Tenant LLC.

41.	Management Agreement for Tiffany Court, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH CALI Tenant LLC.

42.	Management Agreement for Somerford Place of Northridge, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH CALI Tenant LLC.

43.	Management Agreement for Five Star Premier Residences of Chevy Chase, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH CCMD Tenant LLC.

44.	Management Agreement for Mantey Heights Rehabilitation and Care Center, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH CO Tenant LLC.

45.	Management Agreement for Cherrelyn Healthcare Center, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH CO Tenant LLC.

Schedule 2-2

46.	Management Agreement for Skyline Ridge Nursing and Rehabilitation Center, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH CO Tenant LLC.

47.	Management Agreement for Willow Tree Care Center, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH CO Tenant LLC.

48.	Management Agreement for Cedars Healthcare Center, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH CO Tenant LLC.

49.	Management Agreement for Springs Village Care Center, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH CO Tenant LLC.

50.	Management Agreement for La Villa Grande Care Center, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH CO Tenant LLC.

51.	Management Agreement for Somerford House and Place of Newark (including Somerford House and Somerford Place), dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH DEL Tenant LLC.

52.	Management Agreement for Millcroft (including Millcroft Retirement Community), dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH DEL Tenant LLC.

53.	Management Agreement for Shipley Manor, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH DEL Tenant LLC.

54.	Management Agreement for Forwood Manor, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH DEL Tenant LLC.

55.	Management Agreement for Foulk Manor South, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH DEL Tenant LLC.

56.	Management Agreement for Foulk Manor North, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH DEL Tenant LLC.

57.	Management Agreement for Ashwood Place, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Derby Tenant LLC.

58.	Management Agreement for Morningside of Bowling Green, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Derby Tenant LLC.

59.	Management Agreement for Morningside of Paducah, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Derby Tenant LLC.

60.	Management Agreement for Morningside of Hopkinsville, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Derby Tenant LLC.

61.	Management Agreement for Lafayette at Country Place, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Derby Tenant LLC.

62.	Management Agreement for Lexington Country Place, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Derby Tenant LLC.

63.	Management Agreement for The Forum at Brookside, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Derby Tenant LLC.

64.	Management Agreement for Morningside of Mayfield, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Derby Tenant LLC.

65.	Management Agreement for The Neighborhood of Somerset, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Derby Tenant LLC.

66.	Management Agreement for Tuscany Villa of Naples, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH FLA Tenant LLC.

67.	Management Agreement for Park Summit at Coral Springs, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH FLA Tenant LLC.

68.	Management Agreement for The Palms of St. Lucie West, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH FLA Tenant LLC.

69.	Management Agreement for Fountainview, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH FLA Tenant LLC.

Schedule 2-3

70.	Management Agreement for Forum at Deer Creek, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH FLA Tenant LLC.

71.	Management Agreement for Springwood Court, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH FLA Tenant LLC.

72.	Management Agreement for Coral Oaks, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH FLA Tenant LLC.

73.	Management Agreement for The Court at Palm Aire, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH FLA Tenant LLC.

74.	Management Agreement for Eastside Gardens, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Georgia Tenant LLC.

75.	Management Agreement for Morningside of Columbus, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Georgia Tenant LLC.

76.	Management Agreement for Morningside of Dalton, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Georgia Tenant LLC.

77.	Management Agreement for Morningside of Evans, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Georgia Tenant LLC.

78.	Management Agreement for Morningside of Conyers, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Georgia Tenant LLC.

79.	Management Agreement for Morningside of Gainesville, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Georgia Tenant LLC.

80.	Management Agreement for Morningside of Macon, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Georgia Tenant LLC.

81.	Management Agreement for Morningside of Savannah, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Georgia Tenant LLC.

82.	Management Agreement for Morningside of Athens, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Georgia Tenant LLC.

83.	Management Agreement for Northlake Gardens, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Georgia Tenant LLC.

84.	Management Agreement for Savannah Square (including Savannah Square Health Center and Palmetto Inn), dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Georgia Tenant LLC.

85.	Amended and Restated Management Agreement for Granite Gate Senior Living, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Granite Gate Tenant LLC.

86.	Management Agreement for Granite Gate Lands, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Granite Gate Lands Tenant LLC.

87.	Management Agreement for Terrace at Grove Park, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Grove Park Tenant LLC.

88.	Management Agreement for Fox Ridge Manor, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH INDY Tenant LLC.

89.	Management Agreement for Jefferson Manor, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH INDY Tenant LLC.

90.	Management Agreement for McKay Manor, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH INDY Tenant LLC.

91.	Management Agreement for Northwood Manor, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH INDY Tenant LLC.

92.	Management Agreement for Oak Woods Manor, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH INDY Tenant LLC.

93.	Management Agreement for Park Square Manor, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH INDY Tenant LLC.

Schedule 2-4

94.	Management Agreement for Smith Farm Manor, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH INDY Tenant LLC.

95.	Management Agreement for Sycamore Manor, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH INDY Tenant LLC.

96.	Management Agreement for Meadowood Retirement Community (including Meadowood Health Pavilion), dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH INDY Tenant LLC.

97.	Management Agreement for Forum at the Crossing, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH INDY Tenant LLC.

98.	Management Agreement for Crimson Pointe, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Lincoln Tenant LLC.

99.	Management Agreement for Brenden Gardens, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Lincoln Tenant LLC.

100.	Management Agreement for Morningside of Shiloh, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Lincoln Tenant LLC.

101.	Management Agreement for Morningside of Troy, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Lincoln Tenant LLC.

102.	Management Agreement for The Haven and The Laurels in Stone Oak, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Longhorn Tenant LLC.

103.
Management Agreement for The Forum at Memorial Woods (including The Forum at Memorial Woods Healthcare Center), dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Longhorn Tenant LLC.

104.	Management Agreement for Heritage Place at Boerne, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Longhorn Tenant LLC.

105.	Management Agreement for Heritage Place at Fredericksburg, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Longhorn Tenant LLC.

106.	Management Agreement for The Forum at Park Lane (including Healthcare Center at the Forum at Park Lane), dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Longhorn Tenant LLC.

107.	Management Agreement for The Forum at Lincoln Heights, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Longhorn Tenant LLC.

108.	Management Agreement for The Forum at the Woodlands, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Longhorn Tenant LLC.

109.	Management Agreement for The Montevista at Coronado, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Longhorn Tenant LLC.

110.	Management Agreement for Five Star Premier Residences of Dallas, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Longhorn Tenant LLC.

111.	Management Agreement for Overture at Plano, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Longhorn Tenant LLC.

112.	Management Agreement for The Gables at Winchester, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH MASS Tenant LLC.

113.	Management Agreement for Somerford Place - Annapolis, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH MD Tenant LLC.

114.	Management Agreement for Somerford Place - Columbia, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH MD Tenant LLC.

115.	Management Agreement for Aspenwood, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH MD Tenant LLC.

116.	Management Agreement for HeartFields at Easton, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH MD Tenant LLC.

Schedule 2-5

117.	Management Agreement for Somerford Place and Somerford House - Frederick (including Somerford House - Frederick), dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH MD Tenant LLC.

118.
Management Agreement for Somerford Place and Somerford House - Hagerstown (including Somerford House - Hagerstown), dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH MD Tenant LLC.

119.	Management Agreement for HeartFields at Bowie, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH MD Tenant LLC.

120.	Management Agreement for HeartFields at Frederick, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH MD Tenant LLC.

121.	Management Agreement for Heartlands Senior Living Village at Ellicott City, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH MD Tenant LLC.

122.	Management Agreement for Heartlands at Severna Park, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH MD Tenant LLC.

123.	Management Agreement for College View Manor Retirement Residence, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH MO Tenant LLC.

124.	Management Agreement for The Haven in Highland Creek, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH NC Tenant LLC.

125.	Management Agreement for The Laurels in Highland Creek, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH NC Tenant LLC.

126.	Management Agreement for The Haven in the Village at Carolina Place, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH NC Tenant LLC.

127.	Management Agreement for The Laurels in the Village at Carolina Place, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH NC Tenant LLC.

128.	Management Agreement for Landing at Parkwood, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH NC Tenant LLC.

129.	Management Agreement for Parkwood Village, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH NC Tenant LLC.

130.	Management Agreement for HeartFields at Cary, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH NC Tenant LLC.

131.	Management Agreement for McCarthy Court II, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH NC Tenant LLC.

132.	Management Agreement for Home Place of New Bern, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH NC Tenant LLC.

133.	Management Agreement for McCarthy Court I, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH NC Tenant LLC.

134.	Management Agreement for Morningside of Concord, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH NC Tenant LLC.

135.	Management Agreement for Morningside of Gastonia, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH NC Tenant LLC.

136.	Management Agreement for Morningside of Raleigh, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH NC Tenant LLC.

137.	Management Agreement for Westgate Assisted Living, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Neb Tenant LLC.

138.	Management Agreement for Centennial Park Retirement Village, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Neb Tenant LLC.

139.
Management Agreement for Leisure Park (including Brighton Gardens of Leisure Park, Leisure Park Health Center and Leisure Park Special Care Center), dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH NJ Tenant LLC.

Schedule 2-6

140.	Management Agreement for Cherry Hill Senior Living, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH NJ Tenant LLC.

141.	Management Agreement for Mt Arlington Senior Living, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH NJ Tenant LLC.

142.	Management Agreement for The Montebello on Academy, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH NM Tenant LLC.

143.	Management Agreement for Five Star Residences of North Woods, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Northwoods Tenant LLC.

144.	Management Agreement for Forum at Knightsbridge (including Healthcare Center at the Forum), dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH OHIO Tenant LLC.

145.	Management Agreement for Hermitage Gardens at Oxford, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH OMISS Tenant LLC.

146.	Management Agreement for Hermitage Gardens at Southaven, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH OMISS Tenant LLC.

147.	Amended and Restated Management Agreement for Park Place of Fountain City, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Park Place Tenant I LLC.

148.	Amended and Restated Management Agreement for Park Place of West Knoxville, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Park Place Tenant II LLC.

149.	Management Agreement for Mount Vernon of South Park, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Penn Tenant LLC.

150.	Management Agreement for Overlook Green, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Penn Tenant LLC.

151.	Management Agreement for Franciscan Manor, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Penn Tenant LLC.

152.	Management Agreement for Mount Vernon of Elizabeth, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Penn Tenant LLC.

153.	Management Agreement for Clarks Summit Senior Living, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Penn Tenant LLC.

154.	Management Agreement for Glen Mills Senior Living, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Penn Tenant LLC.

155.	Management Agreement for Exton Senior Living, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Penn Tenant LLC.

156.	Management Agreement for Tiffany Court at Kingston, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Penn Tenant LLC.

157.	Management Agreement for NewSeasons at New Britain, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Penn Tenant LLC.

158.	Management Agreement for Five Star Premier Residences of Plantation, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH PLFL Tenant LLC.

159.	Management Agreement for The Haven in the Summit, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SC Tenant LLC.

160.	Management Agreement for The Haven in the Village at Chanticleer, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SC Tenant LLC.

161.	Management Agreement for Morningside of Beaufort, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SC Tenant LLC.

162.	Management Agreement for Morningside of Camden, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SC Tenant LLC.

163.	Management Agreement for Morningside of Hartsville, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SC Tenant LLC.

Schedule 2-7

164.	Management Agreement for Morningside of Lexington, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SC Tenant LLC.

165.	Management Agreement for Morningside of Orangeburg, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SC Tenant LLC.

166.	Management Agreement for Morningside of Seneca, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SC Tenant LLC.

167.	Management Agreement for Myrtle Beach Manor, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SC Tenant LLC.

168.	Management Agreement for Morningside of Anderson, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SC Tenant LLC.

169.	Management Agreement for Morningside of Greenwood, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SC Tenant LLC.

170.	Management Agreement for Sweetgrass Court (including Sweetgrass Court Senior Living Community), dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SC Tenant LLC.

171.	Management Agreement for Sweetgrass Village (including Sweetgrass Village Assisted Living Community), dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SC Tenant LLC.

172.	Management Agreement for Ashley River Plantation, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Ashley River Tenant LLC.

173.	Management Agreement for Barrington Terrace at Boynton Beach, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Barrington Boynton Tenant LLC.

174.	Management Agreement for Home Place of Burlington, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Burlington Tenant LLC.

175.	Management Agreement for Summit Place of Daniel Island, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Daniel Island Tenant LLC.

176.	Management Agreement for Habersham House, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Habersham Savannah Tenant LLC.

177.	Management Agreement for Riviera, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Holly Hill Tenant LLC.

178.	Management Agreement for Summit Place of Kings Mountain, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Kings Mtn Tenant LLC.

179.	Management Agreement for Summit Place of Mooresville, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Mooresville Tenant LLC.

180.	Management Agreement for Summit Place of North Myrtle Beach, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE N. Myrtle Beach Tenant LLC.

181.	Management Agreement for The Palms of Mt. Pleasant, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE SG Tenant LLC.

182.	Management Agreement for Seasons at Southpoint, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

183.	Management Agreement for Summit Place of South Park, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

184.	Management Agreement for Summit Place of Beaufort, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

185.	Management Agreement for Palms of Lake Spivey, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

186.	Management Agreement for Lexington Manor, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

Schedule 2-8

187.	Management Agreement for Five Star Premier Residences of Pompano, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

188.	Management Agreement for Five Star Premier Residences of Hollywood, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

189.	Management Agreement for Five Star Premier Residences of Reno, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

190.	Management Agreement for The Terrace at Priceville, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

191.	Management Agreement for The Gardens of Scottsdale, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

192.	Management Agreement for The Gardens of Sun City, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

193.	Management Agreement for The Gardens of Virginia Beach, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

194.	Management Agreement for Calusa Harbor, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

195.	Management Agreement for The Gardens of Port St. Lucie, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

196.	Management Agreement for The Gardens of Bellaire, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

197.	Management Agreement for The Horizon Club, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

198.	Management Agreement for Stratford Court of Palm Harbor, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

199.	Management Agreement for Church Creek, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

200.	Management Agreement for Fieldstone Place, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

201.	Management Agreement for Gateway Gardens and Villa, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

202.	Management Agreement for Gracemont Assisted Living and Memory Care and The Villas at Willow Lake, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

203.	Management Agreement for Cameron Hall (Canton), dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

204.	Management Agreement for Cameron Hall (Ellijay), dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

205.	Management Agreement for Chandler House, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

206.	Management Agreement for Willow Pointe, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

207.	Management Agreement for Coventry Village, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

208.	Management Agreement for Jackson Crossings, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

209.	Management Agreement for Overlook at Cedarcrest, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

210.	Management Agreement for Villa Valencia, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH SE Tenant TRS, Inc.

Schedule 2-9

211.	Management Agreement for Five Star Premier Residences of Teaneck, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Teaneck Tenant LLC.

212.	Management Agreement for The Neighborhood at Tellico Village, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Tellico Tenant LLC.

213.	Management Agreement for Walking Horse Meadow, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH TENN Tenant LLC.

214.	Management Agreement for Morningside of Belmont, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH TENN Tenant LLC.

215.	Management Agreement for Morningside of Gallatin, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH TENN Tenant LLC.

216.	Management Agreement for Morningside of Cleveland, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH TENN Tenant LLC.

217.	Management Agreement for Morningside of Cookeville, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH TENN Tenant LLC.

218.	Management Agreement for Morningside of Franklin, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH TENN Tenant LLC.

219.	Management Agreement for Morningside of Jackson, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH TENN Tenant LLC.

220.	Management Agreement for Williamsburg Villas, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH TENN Tenant LLC.

221.	Management Agreement for Morningside of Paris, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH TENN Tenant LLC.

222.	Management Agreement for The Forum at Overland Park, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Toto Tenant LLC.

223.	Management Agreement for Overland Park Place, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Toto Tenant LLC.

224.	Management Agreement for Brandon Woods at Alvamar, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Toto Tenant LLC.

225.	Management Agreement for Dominion Village of Chesapeake, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH VA Tenant LLC.

226.	Management Agreement for Dominion Village of Williamsburg, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH VA Tenant LLC.

227.	Management Agreement for Talbot Park, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH VA Tenant LLC.

228.	Management Agreement for The Reserve at Greenbrier, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH VA Tenant LLC.

229.	Management Agreement for HeartFields at Fredericksburg, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH VA Tenant LLC.

230.	Management Agreement for Morningside of Charlottesville, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH VA Tenant LLC.

231.	Management Agreement for Morningside of Newport News, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH VA Tenant LLC.

232.	Management Agreement for Morningside of Bellgrade, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH VA Tenant LLC.

233.	Management Agreement for Dominion Village of Poquoson, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH VA Tenant LLC.

234.	Management Agreement for Morningside in the West End (including Morningside at Skipwith (West End)), dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH VA Tenant LLC.

Schedule 2-10

235.	Management Agreement for Morningside of Williamsburg, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH VA Tenant LLC.

236.	Management Agreement for Wellstead of Rogers and Diamondcrest Senior Living, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Viking Tenant LLC.

237.	Management Agreement for Brookfield Rehabilitation and Specialty Care Center, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH WIS Tenant LLC.

238.	Management Agreement for Meadowmere-Madison Assisted Living (including Meadowmre-Madison), dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH WIS Tenant LLC.

239.	Management Agreement for Meadowmere-Southport Assisted Living (including Meadowmere-Southport), dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH WIS Tenant LLC.

240.
Management Agreement for Meadowmere and Mitchell Manor West Allis (including Meadowmere West Allis, Mitchell Manor and Mitchell Manor - West Allis), dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH WIS Tenant LLC.

241.
Management Agreement for Manorpointe-Oak Creek Independent Senior Apartments and Meadowmere/Mitchell Manor-Oak Creek Assisted Living (including Manorpointe Apartments, Meadowmere - Oak Creek and Mitchell Manor Oak Creek), dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH WIS Tenant LLC.

242.	Management Agreement for Virginia Health and Rehabilitation Center, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH WIS Tenant LLC.

243.	Management Agreement for Meadowmere-Northshore Assisted Living (including Meadowmre-Northshore), dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH WIS Tenant LLC.

244.	Management Agreement for Laramie Care Center, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH WY Tenant LLC.

245.	Management Agreement for Worland Healthcare and Rehabilitation Center, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH WY Tenant LLC.

246.	Management Agreement for Five Star Premier Residences of Yonkers, dated as of January 1, 2020, by and between FVE Managers, Inc. and SNH Yonkers Tenant Inc.

Schedule 2-11